UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
March 31, 2010
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement.
     On March 31, 2010, Targa Resources Partners LP (the “Partnership”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Targa LP Inc., Targa Permian GP LLC and Targa Midstream Holdings LLC (the “Sellers”), pursuant to which the Sellers have agreed to sell, assign, transfer and convey to the Partnership (i) all of the limited partner interests in Targa Midstream Services Limited Partnership (“TMS”), a Delaware limited partnership, (ii) all of the limited liability company interests in Targa Gas Marketing LLC (“TGM”), a Delaware limited liability company, (iii) all of the limited and general partner interests in Targa Permian LP (“Permian”), a Delaware limited partnership, (iv) all of the limited partner interests in Targa Straddle LP (“Targa Straddle”), a Delaware limited partnership, and (v) all of the limited liability company interests in Targa Straddle GP LLC (“Targa Straddle GP”), (such limited partner interests in TMS, Permian and Targa Straddle, general partner interests in Permian and limited liability company interests in TGM and Targa Straddle GP being collectively referred to as the “Purchased Interests”), for aggregate consideration of $420 million, subject to certain adjustments.
     TMS, Permian, TGM, Targa Straddle and Targa Straddle GP (together, the “Companies”) collectively own or will own at the closing of the transaction (i) Targa Resources, Inc.’s (“Targa”) natural gas straddle business consisting of the business and operations involving the Barracuda, Lowry and Stingray plants, including the Pelican, Seahawk and Cameron gas gathering pipeline systems, all of which are wholly-owned by TMS or its subsidiaries, and the business and operations represented by its participation and ownership interests in the Bluewater, Sea Robin, Calumet, N. Terrebonne, Toca and Yscloskey plants, (ii) certain of Targa’s natural gas gathering and processing systems, processing plants and related assets including the Sand Hills processing plant and gathering system, Monahans gathering system, Puckett gathering system, a 40% ownership interest in the West Seminole gathering system and a compressor overhaul facility and (iii) Targa’s natural gas marketing business (collectively, the “Business”).
     The closing of the Purchase Agreement is subject to the satisfaction of a number of conditions, including but not limited to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Subject to the satisfaction of the conditions in the Purchase Agreement, the Partnership anticipates that closing of this transaction will occur in the second quarter of 2010.
     The Partnership expects to finance the acquisition of the Purchased Interests with cash, funded through borrowings under the Partnership’s senior secured revolving credit facility.
     Pursuant to the Purchase Agreement, the Sellers have agreed to indemnify the Partnership, its Affiliates and their respective officers, directors, employees, counsel, accountants, financial advisers and consultants (the “Buyer Indemnified Parties”) from and against (i) all losses that Buyer Indemnified Parties incur arising from any breach of the Sellers’ representations, warranties or covenants in the Purchase Agreement and (ii) certain environmental, operational and litigation matters. The Partnership agreed to indemnify the Sellers, their Affiliates and their respective officers, directors, employees, counsel, accountants, financial advisers and consultants (the “Sellers Indemnified Parties”) from and against all losses that Sellers Indemnified Parties incur arising from or out of (i) the business or operations of the Companies (whether relating to periods prior to or after the Effective Time) to the extent such losses are not matters for which the Sellers have indemnified the Buyer Indemnified Parties or (ii) any breach of the Partnership’s representations, warranties or covenants in the Purchase Agreement. Certain of the Sellers’ indemnification obligations are subject to an aggregate deductible of $6.3 million and a cap equal to $46.2 In addition, the parties’ reciprocal indemnification obligations for certain tax liability and losses are not subject to the deductible and cap.
     In connection with the closing of the Purchase Agreement, the Partnership, the Partnership’s general partner, Targa and an affiliate of Targa expect to amend the Second Amended and Restated Omnibus Agreement (the “Omnibus Agreement”) to extend the commitment of Targa to provide general and administrative and other services to the Partnership associated with (i) the Business, (ii) additional assets, operations or businesses that may be sold by Targa to the Partnership and (iii) if the parties to the Omnibus Agreement agree, additional assets, operations or businesses that the Partnership may acquire from third parties.
     The description of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this report, which is incorporated herein by reference. Capitalized terms used but not defined herein have the meaning ascribed to them in the Purchase Agreement.
     Each of the Partnership and the Sellers are indirect subsidiaries of Targa. As a result, certain individuals, including officers and directors of Targa, serve as officers and/or directors of more than one of such entities. Targa Resources GP LLC, as the general partner of the Partnership, holds a 2% general partner interest and incentive distribution rights in the Partnership.

     Certain statements in this current report are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this current report that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside the Partnership’s control, which could cause results to differ materially from those expected by management of the Partnership. Such risks and uncertainties include, but are not limited to, weather, political, economic and market conditions, including declines in the production of natural gas or in the price and market demand for natural gas and natural gas liquids, the timing and success of business development efforts, the credit risk of customers and other uncertainties. These and other applicable uncertainties, factors and risks are described more fully in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 and other reports filed with the Securities and Exchange Commission. The Partnership undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Item 7.01 — Regulation FD Disclosure.
     On March 31, 2010, the Partnership announced that it had agreed to acquire the Business from the Sellers. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1*	Purchase and Sale Agreement, dated as of March 31, 2010, by and among Targa Resources Partners LP, Targa LP Inc., Targa Permian GP LLC and Targa Midstream Holdings LLC

99.1	Targa Resources Partners LP Press Release dated March 31, 2010

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGA RESOURCES PARTNERS LP

By:	Targa Resources GP LLC,
its general partner

Dated: April 1, 2010	By:	/s/ Jeffrey J. McParland
Jeffrey J. McParland
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Purchase and Sale Agreement, dated as of March 31, 2010, by and among Targa Resources Partners LP, Targa LP Inc., Targa Permian GP LLC and Targa Midstream Holdings LLC

99.1	Targa Resources Partners LP Press Release dated March 31, 2010

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.